UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

Syntroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 South Yale Avenue, Suite 400

Tulsa, Oklahoma 74135

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (918)-592-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 13, 2014, Renewable Energy Group, Inc. (“REG”) filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that includes the preliminary proxy statement of Syntroleum Corporation (the “Company”) and the preliminary prospectus of REG. The Registration Statement was filed in connection with the transactions contemplated by that certain Asset Purchase Agreement, dated as of December 17, 2013, by and among REG, REG Synthetic Fuels, LLC, a wholly-owned subsidiary of REG (“REG Synthetic”) and the Company, pursuant to which REG Synthetic has agreed to acquire substantially all of Syntroleum’s assets (the “Asset Sale”). The preliminary proxy statement of Syntroleum included in the Registration Statement also contains information about the intended liquidation and dissolution of Syntroleum subject to the consummation of the Asset Sale (the “Dissolution”) and related matters.

Additional Information about the Proposed Transactions and Where to Find It

REG has filed with the SEC a registration statement on Form S-4 in connection with the proposed transactions, which will include Syntroleum’s preliminary proxy statement and REG’s preliminary prospectus for the proposed transactions. REG and Syntroleum will also file other documents with the SEC relating to the proposed transactions. A definitive proxy statement/prospectus will be mailed to stockholders of Syntroleum. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT REG, SYNTROLEUM, THE PROPOSED ASSET SALE AND DISSOLUTION AND RELATED MATTERS. BEFORE MAKING ANY VOTING AND INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS, INVESTORS AND STOCKHOLDERS OF SYNTROLEUM ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. The registration statement and the proxy statement/prospectus can be obtained free of charge through the website maintained by the SEC at www.sec.gov, at REG’s website at www.regi.com under the tab “Investor Relations” and then “Financial Information” and “SEC Filings,” at Syntroleum’s website at www.syntroleum.com under the tab “Investor Relations” and then “SEC Filings,” from Renewable Energy Group Investor Relations, 416 S. Bell Avenue, Ames, Iowa 50010, telephone: 515-239-8091, or from Syntroleum Investor Relations, 5416 S. Yale Ave., Suite 400, Tulsa, Oklahoma 74135, telephone: 281-224-9862.

Participants in the Solicitation

REG and Syntroleum and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Syntroleum stockholders in connection with the proposed transactions. Information regarding the special interests of these directors and executive officers in the proposed transactions is included in the preliminary proxy statement/prospectus referred to above. Additional information regarding Syntroleum’s directors and executive officers is also included in Syntroleum’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on November 1, 2013. Additional information regarding REG’s directors and executive officers is also included in REG’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2013. These proxy statements are available free of charge at the SEC’s website at www.sec.gov and from Syntroleum and REG by contacting them as described above. Other information about the participants in the proxy solicitation will be contained in the proxy statement/prospectus.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2014

SYNTROLEUM CORPORATION

By:	/s/ Karen L. Power
Karen L. Power
Senior Vice President/Principal Financial Officer